UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 24, 2021

PERELLA WEINBERG PARTNERS

(Exact name of Registrant as specified in its charter)

Delaware	001-39558	84-1770732
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 287-3200

(Registrant’s telephone number, including area code)

FinTech Acquisition Corp. IV

2929 Arch Street, Suite 1703

Philadelphia, PA 19104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PWP	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PWPPW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 30, 2021, Perella Weinberg Partners (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 2.03, 3.02, 5.01, 5.02, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 3.03, 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Business Combination, on June 24, 2021, the Company filed a Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State, and also adopted Bylaws (the “Bylaws”), which replace FTIV’s certificate of incorporation and bylaws in effect as of such time. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Company’s common stock are discussed in the Proxy Statement in the sections titled “Proposal No. 3 — The Charter Classified Board Proposal,” “Proposal No. 4 — The Charter Corporate Opportunity Proposal,” “Proposal No. 5 — The Authorized Capital Stock Proposal,” “Proposal No. 6 — The Class B Stock Proposal” and “Proposal No. 7 — The Charter Additional Amendments Proposal” which are incorporated herein by reference.

The Company’s common stock and public warrants are listed for trading on the Nasdaq under the symbols “PWP” and “PWPPW,” respectively. On the date of the Closing, the CUSIP numbers relating to the Company’s common stock and warrants changed to 71367G 102 and 71367G 110, respectively.

Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)     Dismissal of independent registered public accounting firm

On June 24, 2021, the audit committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company and its subsidiaries consolidated financial statements as of and for the year ended December 31, 2021. Accordingly, on June 24, 2021, WithumSmith+Brown, PC (“Withum”), FTIV’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm.

The reports of Withum on FTIV’s consolidated balance sheet as of December 31, 2020 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from January 1, 2019 to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from January 1, 2019 to December 31, 2020 and the subsequent interim period through June 24, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the period from January 1, 2019 to December 31, 2020 and the subsequent interim period through June 24, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated June 30, 2021, is filed as Exhibit 16.1 to this Report.

(b)     Disclosures regarding the new independent auditor.

As described above, on June 24, 2021, the audit committee of the Board approved the engagement of EY as the Company’s independent registered public accounting firm to audit the Company and its subsidiaries consolidated financial statements as of and for the year ended December 31, 2021. EY served as the independent registered public accounting firm of PWP OpCo prior to the Business Combination. During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through June 24, 2021, the Company did not consult with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a “reportable event.”

Item 5.03.	Articles of Incorporation or Bylaws.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on June 24, 2021, the board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company, including its chief executive and senior financial officers. The foregoing description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by the full text of the Code of Business Conduct and Ethics, a copy of which can be found at the Company’s website at https://investors.pwpartners.com under “Corporate Governance – Documents & Charters – Governance Documents.”

Item 8.01.	Other Events.

Upon the Closing, all outstanding shares of FTIV’s Class B common stock (other than the 1,023,333 shares of FTIV Class B common stock that were forfeited by the Sponsor) were exchanged on a one-for-one basis for shares of Company Class A common stock, and FTIV’s outstanding warrants were assumed by the Company and became exercisable for shares of Company Class A common stock on the same terms as were contained in such warrants prior to the Business Combination. By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to FTIV and has succeeded to the attributes of FTIV as the registrant, including FTIV’s SEC file number (001-39558) and CIK Code (1777835). The Company’s Class A common stock and public warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using FTIV’s SEC file number (001-39558).

The Company’s Class A common stock and public warrants are listed for trading on Nasdaq under the symbols “PWP” and “PWPPW,” respectively, and the CUSIP numbers relating to the Class A common stock and public warrants are 71367G 102 and 71367G 110, respectively.

Holders of uncertificated shares of FTIV’s Class A common stock immediately prior to the Business Combination have continued as holders of uncertificated Company Class A common stock.

Holders of FTIV’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the date of the Closing that the Company is the successor to FTIV.

Item 9.01.	Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement on pages F-51 through F-125, which are incorporated herein by reference.

(b)     Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)     Exhibits.

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of December 29, 2020, as amended from time to time, by and among FinTech Acquisition Corp. IV, FinTech Investor Holdings IV, LLC, FinTech Masala Advisors, LLC, PWP Holdings LP, PWP GP LLC, PWP Professional Partners LP and Perella Weinberg Partners LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K/A filed on December 31, 2020).

3.1*	Second Amended and Restated Certificate of Incorporation of Perella Weinberg Partners.

3.2*	Amended and Restated Bylaws of Perella Weinberg Partners.

4.1*	Specimen Class A Common Stock Certificate.

4.2	Warrant Agreement, dated September 24, 2020, by and between FinTech Acquisition Corp. IV and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on September 30, 2020).

10.1*	Amended and Restated Registration Rights Agreement, dated as of June 24, 2021, by and among Fintech Investor Holdings IV, LLC, Fintech Masala Advisors, LLC, PWP Professional Partners LP and the third party limited partners of PWP Holdings LP under the limited partnership agreement of PWP Holdings LP.

10.2*	Tax Receivable Agreement, dated June 24, 2021, by and among PWP Professional Partners LP and the other persons party thereto.

10.3*	Stockholders Agreement, dated June 24, 2021, by and between Perella Weinberg Partners and PWP Professional Partners LP.

10.4*	Amended and Restated Agreement of Limited Partnership of PWP Holdings LP, dated June 24, 2021.

10.5*	Amended and Restated Limited Liability Company Agreement of PWP GP LLC, dated June 24, 2021.

10.6+*	Perella Weinberg Partners 2021 Omnibus Equity Incentive Plan.

10.7+*	French Sub-Plan Under the Perella Weinberg Partners 2021 Omnibus Equity Incentive Plan.

Exhibit Number	Description

10.8*	Form of Indemnification Agreement.

10.9*	Amendment Agreement, dated June 15, 2021, to the Amended and Restated Credit Agreement, dated as of December 11, 2018 (as amended on December 11, 2018, as further amended on November 11, 2020, and as further amended on December 28, 2020), by and among Perella Weinberg Partners Group LP, PWP Holdings LP, certain domestic subsidiaries of PWP Holdings LP and Cadence Bank, N.A.

16.1*	Letter from WithumSmith+Brown, PC to the SEC, dated June 30, 2021.

21.1*	List of Subsidiaries.

99.1*	Press Release, dated June 24, 2021.

99.2*	Unaudited Pro Forma Condensed Combined Financial Information

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5).
+	Indicates a management or compensatory plan.
*	Incorporated by reference to the Company’s Current Report on Form 8-K filed on June 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS

By:	/s/ Gary Barancik
Name:	Gary Barancik
Title:	Chief Financial Officer

Date: June 30, 2021